Investor Update

Fourth Quarter 2013



frontier

February 24, 2014

Safe Harbor Statement

Forward-Looking Language

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the financial statements. Statements that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Words such as "believe," "anticipate," "expect" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) are only predictions or statements of current plans, which we review continuously. Forward-looking statements may differ from actual future results due to, but not limited to, and our future results may be materially affected by, the following potential risks or uncertainties. You should understand that it is not possible to predict or identify all potential risks or uncertainties. We note the following as a partial list: our ability to complete the acquisition of the Connecticut operations from AT&T; the ability to successfully integrate the Connecticut operations of AT&T into our existing operations; the risk that the growth opportunities and cost savings from the AT&T Transaction may not be fully realized or may take longer to realize than expected; the sufficiency of the assets to be acquired from AT&T to enable the combined company to operate the acquired business; failure to enter into or obtain, or delays in entering into or obtaining, certain agreements and consents necessary to operate the acquired business as planned; the failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the AT&T Transaction; the effects of increased expenses incurred due to activities related to the AT&T Transaction; disruption from the AT&T Transaction making it more difficult to maintain relationships with customers or suppliers; the effects of greater than anticipated competition from cable, wireless and other wireline carriers that could require us to implement new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our voice customers that we cannot offset with increases in broadband subscribers and sales of other products and services; our ability to maintain relationships with customers, employees or suppliers; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, or changes in the enforcement or interpretation of such legislation and regulation; the effects of any unfavorable outcome with respect to any current or future legal, governmental or regulatory proceedings, audits or disputes; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors; our ability to successfully adjust to changes in the communications industry and to implement strategies for growth; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to customers; the effects of changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulations; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of changes in both general and local economic conditions on the markets that we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenues and required levels of capital expenditures related to new construction of residences and businesses; the effects of technological changes and competition on our capital expenditures, products and service offerings, including the lack of assurance that our network improvements in speed and capacity will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical expenses (including as a result of the impact of the Patient Protection and Affordable Care Act) and pension and postemployment expenses, such as retiree medical and severance costs, and related funding requirements; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts; changes in pension plan assumptions and/or the value of our pension plan assets which could require us to make increased contributions to the pension plan in 2014 and beyond; the effects of economic downturns, including customer bankruptcies and home foreclosures, which could result in difficulty in collection of revenues and loss of customers; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing to us; our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and liquidity may affect our payment of dividends on our common shares; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; and the effects of severe weather events such as hurricanes, tornadoes, ice storms or other natural or man-made disasters. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP adjusted net income attributable to common shareholders of Frontier, free cash flow, or "operating cash flow," which we define as operating income plus depreciation and amortization ("EBITDA"), and Adjusted EBITDA; a reconciliation of the differences among EBITDA, Adjusted EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under GAAP and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.

The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company's financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company's core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and, (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, the Company believes that free cash flow, EBITDA and Adjusted EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.

The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow, EBITDA and Adjusted EBITDA.

Management uses these non-GAAP financial measures to (i) assist in analyzing the Company's underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Note: Numbers are rounded and may not sum. On pages 5, 6, 15 and 17 all prior period Revenues and Adjusted EBITDA exclude Mohave Cellular Limited Partnership results, which was sold on April 1, 2013.

Earnings Call Agenda

- Strategic Overview — Maggie Wilderotter, Chairman and CEO
- Operational Results — Dan McCarthy, President and COO
- Financial Results — John Jureller, EVP and CFO

Note: Numbers are rounded and may not sum. On pages 5, 6, 15 and 17 all prior period Revenues and Adjusted EBITDA exclude Mohave Cellular Limited Partnership results, which was sold on April 1, 2013.

2013 Accomplishments

- Improving revenue performance
- Achieved a strong and consistent pattern of quarterly broadband growth
- Gained Residential broadband market share in 84% of local markets
- Improved residential customer retention 61% yr/yr
- Maintained Industry-leading margins and continued to reduce expenses
- Continued the expansion of offerings and network capabilities
- Maintained an attractive, sustainable dividend supported by a low payout ratio



$ Millions
Customer Revenue
$1,100
$1,050
$1,000
$950
$900
$1,055
$1,052
$1,050
$1,045
1Q13
2Q13
3Q13
4Q13



Broadband Net Adds
Units in (000s)
120
80
40
0
45.2
23.4
112.2
2011
2012
2013



Customer Losses
Units in (000s)
50
(150)
(350)
-341
-34
-217
-24
-84
-15
2011
2012
2013
Residential
Business

Strategic and Operating Achievements

Fourth Quarter Results

- Customer revenue continues improved trend of recent quarters
- Strong broadband net adds of 27,755
- Bundles and pricing continue to resonate in the market
- Local Engagement Strategy continues to deliver results
- Improved customer retention
- Maintained industry-leading margins



Customer Revenue
$1,076
$1,055
$1,052
$1,050
$1,045
$511
$507
$505
$506
$503
$565
$548
$546
$544
$542
4Q12
1Q13
2Q13
3Q13
4Q13
Business Revenue
Residential Revenue

Key Strategic and Operating Objectives

Lead with Broadband

- Increasing Broadband penetration remains Frontier's priority
- Achieved 4 quarters of consistent broadband momentum
- Frontier Secure attach rate increased to over 45% in Q4
- 85% of Q4 Residential customer gross adds included broadband

Broadband Net Adds


Units 000s
1.0
5.3
28.2
29.5
26.8
27.8
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

Key Strategic and Operating Objectives

Drive Revenue Growth

- Bundled product momentum continues
- Improved revenue trend in small business segment
- Sequential increases in data and internet services revenue helped offset declines in voice services
- Wireless backhaul decline in line with expectations



Data, Internet and Voice Services Revenue
$ Millions
$981
$981
$981
$968
$526
$514
$510
$495
$455
$467
$471
$473
1Q13
2Q13
3Q13
4Q13
Local and Long Distance Voice Services
Data and Internet Services

Key Strategic and Operating Objectives

Keep Customers

- Improving rate of customer losses:
  - Residential improved 59% as compared to sequential loss in Q4 2012
  - Business improved 27% as compared to sequential loss in Q4 2012
- Expanded and enhanced customer product and service offerings



Customer Losses
Units 000s
(45.1)
(5.3)
(27.8)
(5.1)
(16.3)
(2.9)
(20.7)
(3.5)
(18.7)
(3.9)
4Q12
1Q13
2Q13
3Q13
4Q13
Residential
Business

Key Strategic and Operating Objectives

Simplification & Cost Savings

- Achieved anticipated net expense reductions
- Additional cost reduction opportunities exist in our core business in 2014
- Expense management and improvements are business-as-usual and part of Frontier's culture
- Additional cost saving opportunities can be realized with the Connecticut acquisition



Adjusted EBITDA Margin
46.6 %
46.8 %
46.3 %
48.3 %
1Q13
2Q13
3Q13
4Q13

Connecticut Acquisition Overview

Attractive Assets	• $2 billion acquisition, at an attractive valuation of 4.8x EBITDA • High quality asset with well-built / maintained network – 96% broadband coverage; 42% U-verse coverage • Leverages Frontier's core competencies in a contiguous geography • 48% rural or lower-density suburban
We have done this before	• Scale enhances strategic and operational flexibility • Estimated $125 million of cost synergies plus $75 million of allocated costs eliminated = $200 million total savings • Rural heritage with extensive experience in mid-size cities
Transaction Creates Value	• Free Cash Flow accretive in the first full year • Improves dividend payout ratio in the first full year • All cash – no ownership dilution for shareholders

Operational Review

Residential



Sequential Residential Customers
(1.5)%
(1.0)%
(0.6)%
(0.7)%
(0.7)%
4Q12
1Q13
2Q13
3Q13
4Q13



Year-over-Year Residential Customers
(7.0)%
(5.9)%
(4.6)%
(3.8)%
(2.9)%
4Q12
1Q13
2Q13
3Q13
4Q13

- Broadband unit growth and residential customer losses improved year-to-year
- Over 30% of Broadband gross adds obtained through alternate channels
- Sequential increase in data revenue helped offset sequential voice revenue declines
- Frontier Secure attach rate to Broadband was over 45% in Q4
- Substantial market opportunity remains:
  - Residential aggregate broadband market share percentage in the low 20s
  - Substantial opportunity to add new customer and migrate existing customers to higher speed tiers

Operational Review

Business



Sequential Business Customers
(1.8)%
(1.8)%
(1.0)%
(1.3)%
(1.4)%
4Q12
1Q13
2Q13
3Q13
4Q13



Year-over-Year Business Customers
(7.7)%
(7.0)%
(6.2)%
(5.7)%
(5.4)%
4Q12
1Q13
2Q13
3Q13
4Q13

- New small business bundles contributed to an improved Q4 revenue trend
- The business segment grew 0.5% sequentially; excluding wireless backhaul
- Alternate channel expansion, including new distributor additions
- Continued expansion of Gigabit Ethernet complemented by new Quality of Service features in Q1
- Wireless backhaul revenue declines on track to wind down in 2H 2014

Operational Review

Progress with Network

- Broadband availability increased by 167,000 households in 2013
  - Built 56,000 new households from Federal CAF subsidy in 2013
  - Began deployment of second round of CAF additional Phase 1 funds covering 101,714 households
  - Broadband availability now at 90% of homes passed
- Gigabit Ethernet availability expanded to 88% of Central Offices
- Satellite Broadband added incremental coverage for unserved homes in remote areas
- 23% of Broadband sales and upgrades were above basic speed tiers in Q4
- Broadband speeds and capacity increased in 2013:
  - Almost 50% of HHs are capable of 20 Mbps or more
  - Over 60% of HHs capable of 12 Mbps

Revenues


Total Revenue Mix
$ Millions
Customer Revenue
Regulatory
$146
$142
$139
$135
$135
$1,076
$1,055
$1,052
$1,050
$1,045
4Q12
1Q13
2Q13
3Q13
4Q13


Customer Revenue
$ Millions
Business
Residential
$511
$507
$505
$506
$503
$565
$548
$546
$544
$542
4Q12
1Q13
2Q13
3Q13
4Q13

- Customer revenue declined 0.5% sequentially
- Broadband unit and market share improvement continues
- Residential revenue declined 0.6% sequentially
- Business revenue declined 0.4% sequentially

Residential and Business ARPC


Residential ARPC
$58.54
$58.82
$59.10
$59.56
$59.62
4Q12
1Q13
2Q13
3Q13
4Q13


Business ARPC
$652
$645
$651
$656
$662
4Q12
1Q13
2Q13
3Q13
4Q13

- Residential ARPC +1.8% year-over-year
- Business ARPC +1.5% year-over-year

Operating Expenses

Maintaining Industry-leading Margins

$ Millions	4Q12	1Q13	2Q13	3Q13	4Q13
Total Reported Cash Operating Expenses	**$658**	**$643**	**$633**	**$636**	**$610**
Adjusted EBITDA Margin	**46.4 %**	**46.6 %**	**46.8 %**	**46.3 %**	**48.3 %**

Free Cash Flow / Dividend Payout



$ Millions
$900
$600
$300
$928
$819
$836
$862
$399
$400
$400
$400
1Q13
2Q13
3Q13
4Q13
Free Cash Flow
Annualized Dividend

- Q4 and trailing four quarter cash flows remain strong
- Q4 2013 Dividend payout ratio was 40%

Credit and Liquidity

Net Leverage


Net Debt / LTM EBITDA
2.98x
3.18x
3.17x
3.23x
4Q10
4Q11
4Q12
4Q13

December 31, 2013

$ Millions

Cash & Equivalents	$880
Restricted Cash	13
Credit Facility	750
Total Liquidity	$1,643
Total Debt	$8,132
LTM Adj. EBITDA [1]	$2,238
Leverage Ratio [1]	3.23x

- Leverage (Net Debt / Adj EBITDA) for 4Q13 at 3.23x
- $1.64B of liquidity at the end of Q4

Notes: (1) Calculation excludes non-current restricted cash of $2 million. LTM Adj. EBITDA includes results of Mohave partnership.

Debt Profile

- $258 million current and $7.874 billion long-term debt outstanding
- $750 million Revolving Credit Facility commitment through November 2016
- $1.9 billion Bridge Facility in place for Connecticut acquisition (not included in Debt Maturity Profile below)



Frontier Debt Maturity Profile
December 31, 2013
Principal Amount ($ Millions)
$1,500
$1,250
$1,000
$750
$500
$250
$-
Undrawn $750 Revolver
FTR Debt
$258
$260
$750
$345
$607
$583
$435
$1,022
$501
$501
$851
$751
$139
$3
$347
$200
$50
$14
$1,264
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+

Guidance

$ Millions

	2014	
	Low	High
Leveraged Free Cash Flow	$725	$775
Capital Expenditures (ex. Integration and CAF)	$575	$625
Cash Taxes	$130	$160
Integration Operating Expenses	$140	$170
Integration Capital Expenditures	$85	$105

Appendix



frontier

Non-GAAP Reconciliation

Quarterly Revenue

$ Millions	4Q12	% Chg	1Q13	% Chg	2Q13	% Chg	3Q13	% Chg	4Q13
Residential Revenue Excluding Mohave partnership	$511	(0.8)%	$507	(0.3)%	$505	0.1 %	$506	(0.6)%	$503
Business Revenue	565	(2.9)%	548	(0.4)%	546	(0.4)%	544	(0.4)%	542
Total Customer Revenue	$1,076	(1.9)%	$1,055	(0.3)%	$1,052	(0.2)%	$1,050	(0.5)%	$1,045
Switched Access and Subsidy Revenue	146	(2.6)%	142	(2.5)%	139	(2.5)%	135	0.2 %	135
Total Revenue Excluding Mohave partnership	**$1,222**	(2.0)%	**$1,198**	(0.6)%	**$1,191**	(0.4)%	**$1,185**	(0.4)%	**$1,180**
Mohave partnership Revenue	$11		$8		-		-		-
Reported Total Revenue	**$1,233**	(2.2)%	**$1,205**	(1.2)%	**$1,191**	(0.4)%	**$1,185**	(0.4)%	**$1,180**

Non-GAAP Reconciliation

Three Months Ended:	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013	December 31 2013
$ Millions					
Operating Cash Flow					
Operating income	$ 236	$ 251	$ 266	$ 206	$ 258
Add back:					
Depreciation and amortization	304	304	298	286	282
Operating cash flow (EBITDA)	$ 540	$ 554	$ 564	$ 492	$ 540
Add back:					
Non-cash pension/OPEB costs	4	5	4	14	15
Pension settlement costs	-	-	-	40	4
Severance costs	17	2	4	3	2
Acquisition and integration costs	14	-	-	-	10
Subtract:					
Gain on Sale of Mohave partnership interest	-	-	15	-	-
Operating income, as adjusted	$ 270	$ 258	$ 259	$ 263	$ 288
Operating cash flow, as adjusted (Adjusted EBITDA)	$ 574	$ 562	$ 557	$ 549	$ 570
Add back:					
Interest and dividend income	1	2	0	0	0
Stock-based compensation	4	4	5	4	4
Subtract:					
Cash paid (received) for income taxes (refunds)	1	1	83	(1)	11
Capital expenditures - Business operations	177	189	138	158	151
Interest expense	179	171	167	164	164
Free cash flow	$ 222	$ 206	$ 176	$ 232	$ 248

Note: Adjusted EBITDA, less Mohave partnership Adjusted EBITDA of $7 million and $4 million results in Adjusted EBITDA excluding the Mohave partnership of $567 million and $558 million for the three months ended December 31, 2012 and March 31, 2013, respectively.

Frontier Communications Corp.

(NASDAQ: **FTR**)

Investor Relations
Frontier Communications Corp.
3 High Ridge Park
Stamford, CT 06905
203.614.4606
IR@FTR.com